UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

TOWER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 East Berry Street, Fort Wayne, Indiana 46802
(Address of principal executive offices)

Registrant's telephone number, including area code:  (260) 427-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of the shareholders of the Company was held on May 22, 2012.

(b)	The following directors were elected at the meeting to serve until the annual meeting of the shareholders in the year 2015:

	Votes For	Votes Withheld
Kathryn D. Callen	1,702,511	298,022
Jerome F. Henry, Jr.	1,700,929	299,604
Debra A. Neizer	1,701,311	299,222

In addition, the following directors continue in office until the annual meeting of the shareholders in the year indicated:

Scott A. Glaze - 2013	Keith E. Busse - 2014
William G. Neizer - 2013	Michael D. Cahill - 2014
Robert N. Taylor - 2013	Kim T. Stacey - 2014
John V. Tippman, Sr. - 2013	Irene A. Walters - 2014
Ronald W. Turpin -2013

(c)	Other matters voted upon and the results of the voting were as follows:

The shareholders voted 3,887,950 in the affirmative and 3,300 in the negative, with 6,327 abstentions, to ratify the appointment of BKD LLP as auditors of the Company for 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2012

TOWER FINANCIAL CORPORATION

By:	/s/ Michael D. Cahill
Michael D. Cahill, Chief Executive Officer